                                                                     EXHIBIT 1.1




                                 AUTOCYTE, INC.




                                3,100,000 Shares




                                  Common Stock
                                ($0.01 Par Value)




                             UNDERWRITING AGREEMENT




                                       , 1997
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                             UNDERWRITING AGREEMENT



                                                                 , 1997




DILLON, READ &  CO. INC.
UBS SECURITIES LLC
     as Managing Underwriters
c/o  DILLON, READ &  CO. INC.
535 Madison Avenue
New York, New York  10022

Ladies and Gentlemen:

         AutoCyte, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of 3,100,000 shares (the "Firm Shares") of Common Stock, $0.01 par value (the "Common Stock"), of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 465,000 shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares". The Shares are described in the Prospectus which is referred to below.

         The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1, including a prospectus, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective (together with any registration statement filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act), including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act, is herein called the "Registration Statement", and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus".
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         The Company and the Underwriters agree as follows:

         1. Sale and Purchase. Upon the basis of the warranties and representations and the other terms and conditions herein set forth, the Company agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the aggregate number of Firm Shares set forth opposite the name of such Underwriter in
Schedule A attached hereto in each case at a purchase price of $     per Share.
You shall release the Firm Shares for public sale promptly after this Agreement becomes effective. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

         In addition, the Company hereby grants to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and the other terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. This option may be exercised at any time on or before the thirtieth day following the date hereof, by written notice from Dillon, Read & Co. Inc. to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day* after the date on which the option shall have been exercised nor later than the eighth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

         2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by [certified or official bank check/wire transfer], in immediately available funds, against delivery of the certificates for the Firm Shares to you for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on , 1997 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "time of purchase". Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by



------------------------

* As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.



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you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

         Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

         3. Representations and Warranties of the Company. The Company represents and warrants (as to itself and, where the context permits and without specific reference thereto, to the cytology and pathology automation business conducted by its predecessor, Roche Image Analysis Systems, Inc.) to each of the Underwriters that:

                  (a) Each Preliminary Prospectus filed as a part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act fully complied when so filed in all material respects with the Act, and when the Registration Statement becomes or became effective and at all times subsequent thereto up to the time of purchase and the additional time of purchase, the Registration Statement and the Prospectus and any amendments or supplements thereto, fully complied and will fully comply in all material respects with the provisions of the Act, and the Registration Statement, and all amendments and supplements thereto, at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus and set forth in the section of the Registration Statement and Prospectus entitled "Underwriting."

                  (b) As of the date of this Agreement, the Company has an authorized capitalization as set forth under the heading entitled "Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company shall have an authorized capitalization as set forth under the heading entitled "Pro Forma, As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock including Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and free of any preemptive rights; except as described in the



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         Registration Statement and the Prospectus there are no outstanding rights, subscriptions, warrants, calls, options or other agreements of any kind with respect to the capital stock of the Company; the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated.

                  (c) The Company has no subsidiaries, the Company does not own, directly or indirectly, shares of capital stock of or other equity interest in any corporation or other entity.

                  (d) The Company is duly qualified to do business and in good standing in each jurisdiction in which it conducts its business; and the Company is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions.

                  (e) The Company is not in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its Certificate of Incorporation or Bylaws or in the performance or observance of any obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound; and the execution, delivery and performance of this Agreement, the issuance of the Shares, the incurrence of the obligations set forth herein and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), any provisions of the Certificate of Incorporation or Bylaws of the Company or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company.

                  (f) The Company is not a party to any litigation, and there is no litigation pending or to the best knowledge of the Company, threatened or contemplated, which seeks to enjoin or restrain the execution, delivery and performance of this Agreement, the issuance of the Shares, the incurrence of the obligations set forth herein or the consummation of the transactions contemplated hereby.

                  (g) This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms; the Board of Directors of the Company or a committee thereof duly authorized by the Board of Directors of the Company has duly adopted resolutions authorizing the issuance and sale of the Shares by the Company; the Shares to be sold by



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         the Company, when issued and delivered to the Underwriters as contemplated hereby, will be duly and validly authorized and fully paid and non-assessable, and free and clear of any pledge, lien, charge, encumbrance, security interest, preemptive right or other claim.

                  (h) The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability for the debts or other liabilities or obligations of the Company by reason of being such holders.

                  (i) No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares as contemplated hereby other than registration of the Shares under the Act, clearance of the offering of such Shares with the National Association of Securities Dealers, Inc. (the "NASD") and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters.

                  (j) Except for rights which have been waived pursuant to waivers (true and accurate copies of which have been provided to the Underwriters prior to the date of this Agreement) which are in full force and effect on the date of this Agreement, as of the time of purchase and as of the additional time of purchase, no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of capital stock of the Company upon the issue and sale of the Shares to the Underwriters hereunder; no person has preemptive rights, rights of first refusal or other rights to purchase any of the Shares; no person has any right to have securities included in or registered pursuant to the Registration Statement.

                  (k) Ernst & Young LLP, whose reports on the consolidated financial statements of the Company are filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Act and the rules and regulations thereunder.

                  (l) All legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

                  (m) There are no actions, suits or proceedings pending or threatened against the Company or any of its properties or affiliates, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which, individually or in the aggregate, could result in a judgment, decree or order having a material adverse effect on the properties, assets, liabilities, prospects, results of operations, business or condition (financial or otherwise) of the Company (a "Material Adverse Effect").



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                  (n) The audited financial statements (including the notes
         thereto) included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of operations and changes in financial position of the Company for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

                  (o) The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement and the Prospectus have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma information in the Registration Statement and the Prospectus are set forth therein and are reasonable, and the adjustments used therein are appropriate to give pro forma effect to the transactions or circumstances referred to therein. The other financial and statistical information and data relating to the Company set forth in the Registration Statement and the Prospectus have been prepared on a basis consistent with the financial statements and books and records of the Company. The other statistical and market-related data set forth in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

                  (p) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any material and unfavorable change, financial or otherwise, in the business, properties, assets, prospects, regulatory environment, results of operations or condition (financial or otherwise), present or prospective, of the Company, (B) any transaction, which is material to the business, properties, assets, prospects, regulatory environment, results of operations or condition (financial or otherwise), present or prospective, of the Company, contemplated or entered into by the Company or (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company which is material to the business, properties, assets, prospects, regulatory environment, results of operations or condition (financial or otherwise), present or prospective, of the Company.

                  (q) The Company has good title to all properties and assets owned or leased by it, in each case, except as set forth in the Registration Statement and the Prospectus, free and clear of all pledges, liens, encumbrances, security interests, charges, mortgages and defects of title other than liens for taxes which taxes are not yet due and payable.

                  (r) Each issuance of securities referred to in Item 15 of the Registration Statement (i) was effected in reliance upon a valid exemption from the registration requirements of the Act and (ii) was effected in compliance with the securities or blue sky laws of each jurisdiction in which such securities were offered or sold.



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                  (s) The Company has not violated any foreign, federal, state or local law, regulation, decree, order, directive, requirement or judgment applicable to the Company relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, and the Company has not received any notice which is pending alleging any violation thereof or liability thereunder.

                  (t) The Company has such permits, licenses, consents, approvals, franchises and authorizations required by federal, state, local, foreign or other governmental or regulatory authorities ("Permits"), and has made all filings required, including without limitation under any applicable Environmental Laws, as are necessary to own, lease and operate its properties and to conduct its business. The Company is not in material violation of, and has fulfilled and performed all of its material obligations with respect to its Permits, and the Company has not received notice from any Governmental Authority of the revocation or termination, or threatened revocation or termination, of any Permits or any other material impairment of the rights of the holder of any Permit; and, except as described in the Prospectus, the Permits contain no restrictions that are materially burdensome to the Company.

                  (u) Compliance by the Company with Environmental Laws (as currently in effect), including any capital or operating expenditure required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities, singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (v) There is no claim pending or, to the best knowledge of the Company, threatened or contemplated under any Environmental Laws against the Company which, if adversely determined, individually or in the aggregate, would have a Material Adverse Effect; there are no past or present actions or conditions, including, without limitation, the release of any hazardous substance or waste regulated under any Environmental Law that are likely to form the basis of any such claim against the Company, if adversely determined, individually or in the aggregate would have a Material Adverse Effect.

                  (w) Neither the Company nor any employee of the Company has made any payment of funds of the Company prohibited by law, and no funds of the Company have been set aside to be used for any payment prohibited by law.

                  (x) The Company has filed all federal or state income and franchise tax returns required to be filed and has paid all taxes shown thereon as due, and there is no material tax deficiency which has been or might be asserted against the Company; all material tax liabilities of the Company are adequately provided for on the books of the Company.



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                  (y) Neither the Company nor any of its affiliates has incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

                  (z) The Company has in effect, with financially sound and reputable insurers, insurance with respect to its business and properties against loss or damage of the kind customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such type and in such amounts as are customarily carried under similar circumstances by such other corporations.

                  (aa) Except as specifically disclosed in the Prospectus, the Company owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights (collectively, "Intellectual Property Rights") which are necessary to conduct its businesses as described or contemplated in the Registration Statement and Prospectus; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any Intellectual Property Rights; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Effect; and to the knowledge of the Company, none of the patents owned by the Company are unenforceable or invalid. The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the "PTO") and applicable foreign and international patent authorities all patent applications described or referred to in the Prospectus, and believes it has complied with the PTO's duty of candor and disclosure for each of the United States patent applications described or referred to in the Prospectus; the Company is unaware of any facts which would preclude the grant of a patent from each of the patent applications described or referred to in the Prospectus; and the Company has no knowledge of any facts which would preclude it from having clear title to its patent applications described or referred to in the Prospectus.

                  (bb) No labor disturbance by the employees of the Company exists or, to the Company's knowledge, is imminent; the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, subassemblers, value added resellers, subcontractors, original equipment manufacturers, authorized dealers or international distributors that might be expected to result in a Material Adverse Effect. No collective bargaining agreement exists with any of the Company's employees and, to the best of the Company's knowledge, no such agreement is imminent.

                  (cc) Neither the Company nor any of its officers, directors or affiliates (within the meaning of the Act) has taken, directly or indirectly, any action which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock, to facilitate the sale or resale of the Shares or otherwise.



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                  (dd) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (ee) The Company has made all filings and received all regulatory authorizations necessary to conduct the Company's business as it is currently conducted in any foreign countries, including but not limited to Australia and Switzerland, based on all available information provided to the Company through the date hereof by applicable regulatory authorities; the Company is in compliance with all such regulatory authorizations; and the Company has no reason to believe that any party granting any such authorization is considering limiting, suspending or revoking the same and knows of no basis for any such limitation, suspension or revocation.

                  (ff) The Company has obtained the agreement of each of its directors, officers and securityholders not to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 180 days after the date of this Agreement.

                  (gg) The Company is not, and after application of the proceeds as described under the caption "Use of Proceeds" in the Registration Statement and the Prospectus, will not be an "investment company" or an affiliated person of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

         4. Certain Covenants of the Company. The Company hereby agrees:

                  (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to make every reasonable effort to obtain the withdrawal of any order or suspension as soon as practicable;




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
                  (b) to make available to you in New York City or such other places as you may designate, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Act;

                  (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

                  (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which you shall object in writing; to file promptly with the Commission any amendment to the Registration Statement or Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or you, be required by the Securities Act or requested by the Commission; and to file promptly, if the Company elects to rely on Rule 462(b), a Registration Statement pursuant to Rule 462(b) with the Commission in compliance with such rule and pay the applicable fees in accordance with Rule 111 of the Rules and Regulations by the earlier of (i) 10:00 P.M., New York time on the date of this Agreement or (ii) the time confirmations are sent or given, as specified by Rule 462(b);

                  (e) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement
         (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and any other document filed by the Company pursuant to Sections 12, 13, 14 or 15(d) of the Securities and Exchange Act of 1934, as amended, and (iii) such other information as you may reasonably request regarding the Company;

                  (f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would



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
         require the making of any change in the Prospectus then being used so that the Prospectus, as then supplemented, would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

                  (g) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement but ending not later than 15 months after the effective date of the Registration Statement, as soon as is reasonably practicable after the termination of such twelve-month period;

                  (h) to furnish to you four signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

                  (i) to furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter furnished pursuant to Section 6(d) of this Agreement; to refrain from investing the proceeds from the sale of the Shares in a manner to cause the Company to become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (j) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Registration Statement and the Prospectus;

                  (k) whether or not the transactions contemplated by this Agreement are consummated or this Agreement otherwise becomes effective or is terminated, to pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 5 hereof and clauses
         (iii), (iv) and (vi) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance, sale and delivery of the Shares, (iii) the word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Statements of Information and Powers of Attorney and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the NASDAQ National Market and any registration thereof under the Securities Exchange Act of 1934 (the "Exchange Act"), (vi) any filing for review of the public offering of the Shares by the NASD and (vii) the performance of the Company's other obligations hereunder;

                  (l) to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (f) above, a copy of any document proposed to be filed pursuant to Sections 13, 14 or 15(d) of the Exchange Act;

                  (m) not to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to the Underwriters pursuant to this Agreement and except for issuances of Common Stock upon the exercise of outstanding options, warrants and debentures, for a period of 180 days after the date hereof, without the prior written consent of Dillon, Read & Co. Inc. acting on behalf of the Managing Underwriters;

                  (n) to use its best efforts to cause the Shares to be listed on the NASDAQ National Market; and

                  (o) not to take, directly or indirectly, any action designed to cause or to result in, or that might constitute the stabilization or manipulation of the Common Stock to facilitate the sale or resale of the Shares.

         5. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

         6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by the Company of its obligations hereunder and to the following conditions:

                  (a) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Palmer & Dodge LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, stating that:

                           (i) the Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated;

                           (ii) the Company has no subsidiaries;

                           (iii) the Company is duly qualified to do business in
                  and is in good standing in, each jurisdiction in which it conducts its businesses, owns or leases real property or maintains an office and in which such qualification is necessary;

                           (iv) this Agreement has been duly authorized,
                  executed and delivered by the Company; the Board of Directors of the Company or a committee thereof duly authorized by the Board of Directors of the Company has duly adopted resolutions authorizing the issuance and sale of the Shares by the Company;

                           (v) the Shares, when issued and delivered to and paid
                  for by the Underwriters in accordance with the terms hereof, will be duly and validly authorized and issued and will be fully paid and non-assessable;

                           (vi) the Company has an authorized capitalization as
                  set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and free of statutory and contractual preemptive rights; the Shares when issued will be free of any preemptive rights, pledges, liens, encumbrances or claims; the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability for the debts or other liabilities or obligations of the Company by reason of being such holders;

                           (vii) to the best of such counsel's knowledge, the
                  Company does not own, directly or indirectly, shares of capital stock of or equity interest in any corporation or other entity;

                           (viii) the capital stock of the Company, including
                  the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus;

                           (ix) the Registration Statement and the Prospectus
                  (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

                           (x) the Registration Statement has become effective
                  under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act;

                           (xi) no approval, authorization, consent or order of
                  or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares as contemplated hereby other than registration of the Shares under the Act and the clearance of the offering of such shares with the NASD (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

                           (xii) the execution, delivery and performance of this
                  Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would constitute a breach of or default under), any provisions of the Certificate of Incorporation or Bylaws of the Company or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company or any of its properties may be bound or affected, or under any law, regulation or rule applicable to the Company or under any decree, judgment or order known to such counsel applicable to the Company;

                           (xiii) to the best of such counsel's knowledge, the
                  Company is not a party to any litigation, and there is no such litigation pending or threatened, which seeks to enjoin or restrain the execution, delivery and performance of this Agreement, the incurrence of the obligations set forth herein or the consummation of the transactions contemplated hereby;

                           (xiv) the Company is not in breach of, or in default
                  under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, bank loan or any other agreement or instrument known to such counsel to which the Company is a party or by which the Company or any of its properties may be bound or affected or under any law, regulation or rule applicable to the Company or under any decree, judgment or order known to such counsel applicable to the Company;

                           (xv) there are no contracts, licenses, agreements,
                  leases or documents known to such counsel of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

                           (xvi) to the best of such counsel's knowledge, there
                  are no actions, suits or proceedings pending or threatened against the Company or any of its properties, at law or in equity or before or by any commission, board, body, authority or agency which are required to be described in the Registration Statement and the Prospectus but are not so described;

                           (xvii) each issuance of securities referred to in
                  Item 15 of the Registration Statement (i) was effected in reliance upon a valid exemption from the registration requirements of the Act and (ii) was effected in compliance with the securities or blue sky laws of each jurisdiction in which such securities were offered and sold;

                           (xviii) the Company is not, and after application of
                  the proceeds as described under the caption "Use of Proceeds" in the Registration Statement and the Prospectus, will not be an "investment company" or an affiliated person of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder; and

                           (xix) such counsel have participated in conferences
                  with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (vi) and (viii) above) and has not made any independent verification or check of such statements (except for purposes of subparagraphs (vi) and (viii) above), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company) nothing has come to the attention of such counsel that causes them to believe that the

                  Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contains or contained an untrue statement of a material fact or omits or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

                  (b) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Bell, Seltzer, Park & Gibson, patent counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, stating that:

                           (i) all patents and pending patent applications owned
                  by or licensed to the Company known to such counsel and all contracts known to such counsel pursuant to which the Company has, or has granted, rights to any patents or pending patent applications are listed on Schedule A;

                           (ii) based upon such counsel's (a) inquiry of the
                  Company's representatives responsible for patent matters, (b) review of the documentation of patent transfers in connection with the RIAS acquisition, (c) such counsel's review of the chain of title in the United States Patent and Trademark Office (the "US PTO") of the Company's United States patents and patent applications listed in Schedule A and (d) inquiries of foreign associates responsible for filing and prosecuting applications in foreign jurisdictions with regard to the foreign patents and patent applications listed in Schedule A:
                  (i) the patents listed on Schedule A (the "Patents") and patent applications listed on Schedule A (the "Applications") have been validly assigned to the Company and (ii) the Company is listed as the sole holder of record in the records of the US PTO (or in the case of foreign patents, the appropriate foreign patent office) of each of the Patents and each of the Applications. Such counsel knows of no claims of third parties to any ownership interest or lien with respect to any of the Patents or Applications and we have no knowledge of any facts which would preclude the Company from having clear title and unencumbered right to the Patents and Applications. None of the pending Applications has been abandoned. [The Company has obtained assignment documents from the named inventors for each of its Patents and Applications, and to the inventions described and claimed therein and foreign applications filed for such inventions, and has caused these assignments to be recorded in the US PTO and foreign patent offices, as appropriate];

                           (iii) to the best of such counsel's knowledge, the
                  Company has complied with the US PTO duty of candor and disclosure for each of the United States Patents and Applications;

                           (iv) there are no legal or governmental proceedings
                  relating to the Company's patent rights, other than US PTO reviews of Applications or comparable foreign proceedings, and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by government authorities or others. To the best of such counsel's knowledge, there is no pending or threatened interference proceeding or public use proceeding with respect to any Application;

                           (v) no facts have come to such counsel's attention
                  that cause such counsel to believe that any of the claims of the Patents or Applications is unenforceable or invalid. To the best of such counsel's knowledge, there is no pending action, suit, proceeding or claim by others challenging the validity or enforceability of any claim of the Patents;

                           (vi) such counsel has conducted the following
                  searches with regard to the inventions claimed in the Patents and Applications: [briefly describe] Based thereon and on discussions with representatives of the Company responsible for patent matters, such counsel is not aware of any patents of others which are or would be infringed by the specific current or proposed products or processes of the Company referred to in the Prospectus. To the best of such counsel's knowledge, there is no pending or threatened action, suit, proceeding or claim by others that the Company is infringing any patent;

                           (vii) except as described in the Prospectus, no
                  infringement by others of the claims of any of the Patents or Applications has been brought to such counsel's attention, and the Company has not requested that we render any advice regarding issues of infringement by others;

                           (viii) such counsel has no knowledge of any facts
                  that would form a basis for the belief that the Company lacks any rights or licenses to use all patents, know-how and other intellectual property necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Prospectus;

                           (ix) to the best of such counsel's knowledge, the
                  statements in the Prospectus relating to patent, trademark and licensing matters under the captions "Risk Factors-Dependence on Patents, Copyrights, Licenses and Proprietary Rights; Risk of Third Party Claims of Infringement" and "Business-Patents,

                  Copyrights, Licenses and Proprietary Rights," and other references in the Prospectus to patent, trademark and licensing matters, insofar as such statements constitute a summary of legal matters, documents or proceedings, are accurate and present fairly the matters set forth therein; and

                           (x) no facts have come to such counsel's attention
                  which cause such counsel to believe that the statements in the Prospectus relating to patent, trademark and licensing matters under the captions "Risk Factors-Dependence on Patents, Copyrights, Licenses and Proprietary Rights; Risk of Third Party Claims of Infringement" and "Business-Patents, Copyrights, Licenses and Proprietary Rights," and other references in the Prospectus to patent, trademark and licensing matters, contained an untrue statement of material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or as of the date hereof, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Fenwick & West, regulatory counsel to the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, stating that:

                           (i) the statements in the Prospectus under the
                  captions "Risk Factors - Uncertainty Regarding Obtaining FDA Approval," "Risk Factors - Extensive Government Regulation," "Business - Clinical Trials of PREP and SCREEN" and "Business -- Government Regulation," and other references in the Prospectus to those matters described in such sections, are accurate and complete statements of the legal matters, documents and proceedings set forth therein;

                           (ii) no facts have come to such counsel's attention
                  which cause such counsel to believe that the statements in the Prospectus under the captions "Risk Factors - Uncertainty Regarding Obtaining FDA Approval," "Risk Factors - Extensive Government Regulation," "Business - Clinical Trials of PREP and SCREEN" and "Business -- Government Regulation," and other references in the Prospectus to those matters described in such sections, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or as of the date hereof, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                           (iii) such counsel has no actual knowledge of any
                  action, suit or proceeding pending or threatened by the FDA or other federal regulatory authority, except in each case as described in the Prospectus.

                  (d) You shall have received from Ernst & Young LLP, letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by the Managing Underwriters.

                  (e) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the favorable opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to you.

                  (f) No amendment or supplement to the Registration Statement or Prospectus shall be filed prior to the time the Registration Statement becomes effective to which you object in writing.

                  (g) The Registration Statement shall become effective, or if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act, at or before 5:00 P.M., New York City time, on the date of this Agreement, unless a later time (but not later than 5:00 P.M., New York City time, on the second full business day after the date of this Agreement) shall be agreed to by the Company and you in writing or by telephone, confirmed in writing; provided, however, that the Company and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares may from time to time agree on a later date.

                  (h) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
         (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (i) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and

         Prospectus), in the properties, assets, liabilities, results of operations, business, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

                  (j) The Company will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate of its chief executive officer and chief financial officer to the effect that the representations and warranties of the Company as set forth in this Agreement and the conditions set forth in paragraph (h) and paragraph (i) have been met and that they are true and correct as of each such date.

                  (k) You shall have received signed letters from each of the directors, officers and securityholders of the Company to the effect that such persons shall not sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 180 days after the date of this Agreement without the prior written consent of Dillon, Read & Co. Inc. acting on behalf of the Managing Underwriters.

                  (l) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus and other matters as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

                  (m) The Company shall have performed such of its obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be.

                  (n) The Company shall have taken all actions necessary to (i) effect a reverse stock split so that every ____________ shares of Common Stock become one share of Common Stock, (ii) amend the Company's Certificate of Incorporation to provide for the automatic conversion of the Company's Series A Convertible Preferred Stock into Common Stock upon the consummation of the offering contemplated by this Agreement and (iii) terminate the Stockholders Agreement between the Company and certain stockholders dated November 22, 1996.

                  (o) The Shares shall have been approved for listing on the NASDAQ National Market, subject only to notice of issuance at or prior to the time of purchase.

         7. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or in the absolute discretion of Dillon, Read & Co. Inc., acting on your behalf, or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of Dillon, Read & Co. Inc., acting on your behalf, or in the judgment of such group of Underwriters, to make it impracticable to market the Shares.

         If you or Dillon, Read & Co. Inc., acting on your behalf, or any group of Underwriters elects to terminate this agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly by letter or telegram.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(k), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

         8. Increase in Underwriters' Commitments. If any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate principal amount of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

         If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term Underwriter as used in this agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

         9. Indemnity by the Company and the Underwriters.

                  (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and their respective agents, representatives, employees, officers, partners and directors (collectively, the "Underwriter indemnified parties"), from and against any loss, expense, damage, judgment, liability or claim (including the costs of investigating, defending or settling such matters and fees and expenses of counsel in connection therewith) as they are incurred (and regardless of whether the Underwriter indemnified party is a party to the litigation, if any) which, jointly or severally, any such Underwriter indemnified party may incur under the Act, the Exchange Act or otherwise insofar as such loss, expense, damage, judgment, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, expense, damage, judgment, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or Prospectus or necessary to make such information not misleading.

                  If any action or proceeding (including any governmental or regulatory investigation or proceeding) is brought or asserted against any Underwriter indemnified party in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter indemnified party shall promptly notify the Company in writing of the institution of such action or proceeding and the Company shall assume the defense of such action or proceeding, including the employment of counsel satisfactory to the Underwriter indemnified party and payment of all fees and expenses; provided that the omission to so notify the Company shall not in any way relieve the Company from any liability it may have to an Underwriter indemnified party. An Underwriter indemnified party shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter indemnified party unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable period of time or such Underwriter indemnified party or parties shall have reasonably concluded that there may be one or more defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the Underwriter indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to local counsel), which counsel shall be designated by Dillon, Read & Co. Inc., in any one action or series of related actions in the same jurisdiction representing the Underwriter indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent (which consent shall not be unreasonably withheld or delayed) unless the Company shall be in breach of its obligations to pay fees and expenses pursuant to this Agreement, but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Underwriter indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or
         Section 20 of the Exchange Act (each, a "Company indemnified party") from and against any loss, expense, damage, judgment, liability or claim (including the costs of investigating, defending or settling such matters and fees and expenses of counsel in connection with therewith) as they are incurred (and regardless of whether the Company indemnified party is a party to the litigation if any) which, jointly or severally, such Company indemnified party may incur under the Act or otherwise, insofar as such loss, expense, damage, judgment, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information not misleading.

                  If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing of the institution of such action and such Underwriter shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such action or such Underwriter shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter.

                  (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under the foregoing subsections of this Section 9 in respect of any losses, expenses, damages, judgments, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (if and only to the extent that indemnification of such indemnified party would be required under this Section 9 if the indemnification provided for in this Section 9 were available) (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, damages, judgments, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, damages, judgments, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

                  (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriter's obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

                  (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter indemnified party, or by or on behalf of any Company indemnified party, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The indemnity and contribution agreements contained in this Section 9 are in addition to any other remedies that the parties hereto may have in equity or at law. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

         10. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Dillon, Read & Co. Inc., 535 Madison Avenue, New York, N.Y. 10022, Attention:
Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 112 Orange Drive, Elon College, North Carolina 27244, Attention: President and Chief Executive Officer.

         11. Construction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE SECTION HEADINGS IN THIS AGREEMENT HAVE BEEN INSERTED AS A MATTER OF CONVENIENCE OF REFERENCE AND ARE NOT A PART OF THIS AGREEMENT.

         12. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and the Underwriter indemnified parties and the Company indemnified parties referred to in Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         13. Counterparts. This agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.




                           [INTENTIONALLY LEFT BLANK]

         If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company and the Underwriters, severally.


                                        Very truly yours,

                                        AUTOCYTE, INC.




                                        By:_____________________________________
                                            Name:
                                            Title:




Accepted and agreed to as of the date
    first above written, on behalf of
    themselves, UBS SECURITIES LLC and
    the other several Underwriters named
    in Schedule A

DILLON, READ & CO. INC.
UBS SECURITIES LLC

By:  DILLON, READ & CO. INC., as
    Managing Underwriter



By:_______________________________
Name:
Title:

                                   SCHEDULE A



                                                                     Number of
Underwriter                                                          Firm Shares
-----------                                                          -----------
DILLON, READ & CO. INC.
UBS SECURITIES LLC


Total...........................................................     3,000,000
-----                                                                ---------